Note 9 - Retirement Plans - Other Changes in Plan Assets and Benefit Obligation (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Net actuarial (gain) loss	$ (22,559)	$ 6,792	$ (7,827)
Prior service cost	(8)	(65)	(91)
Actuarial loss	(750)	(220)	0
Total recognized in other comprehensive income	$ (23,317)	$ 6,507	$ (7,918)